UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on August 12, 2015, in Wooster, Ohio, pursuant to the Notice of the 2015 Annual Meeting of Shareholders and the Proxy Statement sent on or about July 1, 2015 to all shareholders of record at the close of business on June 15, 2015. At the Meeting, 106,746,211 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.	The shareholders elected the following nine Directors to each serve a one-year term expiring at the 2016 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes

Vincent C. Byrd	85,759,685	5,692,273	208,498	15,085,755
Paul J. Dolan	90,610,012	858,553	191,891	15,085,755
Nancy Lopez Knight	90,183,686	1,264,675	212,095	15,085,755
Elizabeth Valk Long	86,544,280	4,926,083	190,093	15,085,755
Gary A. Oatey	90,446,294	1,002,420	211,742	15,085,755
Sandra Pianalto	90,889,934	567,908	202,614	15,085,755
Alex Shumate	90,696,349	752,220	211,887	15,085,755
Mark T. Smucker	81,472,948	9,993,954	193,554	15,085,755
Timothy P. Smucker	85,556,099	5,914,668	189,689	15,085,755

2.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2016. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes

105,416,661	1,114,079	215,471	0

3.	The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the Company’s Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes

86,866,528	4,030,038	763,890	15,085,755

4.	Giving effect to the ten-votes-per-share provisions of the Company’s Amended Articles of Incorporation, the shareholders approved The J. M. Smucker Company’s 2010 Equity and Incentive Compensation Plan. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes

184,987,530	8,467,271	1,910,909	15,085,755

5.	The shareholders did not approve the shareholder proposal requesting that the Company issue a renewable energy sourcing and/or production report. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes

18,317,161	67,896,434	5,446,861	15,085,755

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
	Name:	Jeannette L. Knudsen
	Title:	Vice President, General Counsel and Corporate Secretary

Date: August 13, 2015